UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2014
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BAOSHINN CORPORATION
(Name of small business in its charter)

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Nevada	333-13491	20-3486523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Unit 1010 Miramar Tower 132 Nathan Road, Tsim Sha Tsui Kowloon,Hong Kong
(Address of principal executive offices)

Registrant's telephone number:  (852) 5984-7571

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 8.01 Other Events

On October 29, 2014 Baoshinn Corp., through its wholly owned subsidiary, Green Standard Technologies, Ltd., entered into a Website Development Agreement with Social Asylum Inc. (“SAI”).  Under the terms of the Agreement SAI has agreed to provide a fully functioning ecommerce website with unique and proprietary functions, according to a mutually agreed upon set of features and milestones for a minimum of $150,00.00,  but potentially higher depending on finalized functions, scope and details. Also included are plans for launch, market and geographic expansion.

Green Standard Technologies, Ltd is in the medical and recreation marijuana industry, and the website will be used to further their business by providing visitors with medical and recreational marijuana resources.  Management believes that this online presence is essential in developing and expanding their existing business.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAOSHINN CORPORATION
Dated: November 3, 2014.	By:	/s/ Sean Webster
	Name:	Sean L. Webster
	Title:	President

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